Please file this Prospectus and Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DIVERSIFIED INTERNATIONAL FUND

(FORMERLY, WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND)

Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class

Supplement dated August 5, 2010, to the Prospectuses and Statement of Additional Information

dated February 1, 2010, as previously supplemented as the case may be.

DIVERSIFIED INTERNATIONAL FUND (the “Fund”)

Effective July 19, 2010, Wells Capital Management Incorporated (Wells Capital Management) replaces Evergreen Investment Management Company, LLC (EIMC) as sub-adviser to the Fund.

Francis Claró, CFA, remains a Portfolio Manager of the Fund as an employee of Wells Capital Management.

Under “The Sub-Advisers and Portfolio Managers” section of the Prospectus, the following replaces the information under the heading “Evergreen Investment Management Company, LLC”:

Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Diversified International Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Diversified International Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Francis Claró, CFA Diversified International Fund

Mr. Claró is a Managing Director, Senior Portfolio Manager and Head of Wells Capital Management's International Developed Markets team. He has been with Wells Capital Management or one of its predecessor firms since 1994. Previously, he worked as an Investment Officer with the Inter-American Investment Corporation (1992-1994), where he was responsible for making private equity and debt investments. He also served as a Senior Consultant for Price Waterhouse's International Consulting practice in the United States and United Kingdom (1986-1990). Mr. Claró has been working in the investment management field since 1986. He received a BS in Business from ESADE in Barcelona, Spain (1983), a MS in Economics from the London School of Economics (1984), and a MBA from the Harvard Business School (1991). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute, and he is a member of the Boston Security Analysts Society.

All other references to EIMC or Evergreen as a sub-adviser to the Fund are replaced with references to Wells Capital Management as sub-adviser to the Fund.

In addition, effective July 19, 2010, the Fund’s Statement of Additional Information is revised to reflect that Funds Management is entitled to receive a monthly fee at the annual rates indicated below of the Fund’s average daily net assets:

Fund	Fee – Effective 7/19/2010
Diversified International Fund	First $500 million	0.850%
	Next $500 million	0.800%
	Next $1 billion	0.750%
	Next $2 billion	0.725%
	Over $4 billion	0.700%